Income taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income taxes

10	Income taxes

Caymans and BVIs

The Company and its subsidiary are domiciled in the Cayman Island and British Virgin Islands. The locality currently enjoys permanent income tax holidays; accordingly, the Company and Ryde Group (BVI) Limited do not accrue for income taxes.

Singapore

Ryde Technologies Pte. Ltd. and Meili Technologies Pte. Ltd. are incorporated in Singapore and are subject to Singapore Corporate Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of the first S$10,000 taxable income and 50% of the next S$190,000 taxable income exempted from income tax.

Malaysia

Meili Technologies (M) Sdn. Bhd. is subject to Malaysia Corporate Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Malaysia tax laws. The standard corporate income tax rate in Malaysia is 24%. However, if the Company has a paid-up capital of MYR 2.5 million or less, and gross income from business of not more than MYR 50 million, the tax rates will be 15% on the first MYR 150,000, 17% on amount between MYR150,001 to MYR600,000, and 24% on amount exceeding MYR 600,000.

The income tax expense is S$32,000 (US$25,000) and nil for the six months ended June 30, 2025 and 2024, respectively.

A reconciliation between the Group’s actual provision for income tax and the provision at the respective statutory rate was as follows:

	For the six-month ended June 30,
	2024	2025	2025
	S$’000	S$’000	US$’000

Loss before income taxes	(13,542)	(4,844)	(3,808)

Tax at the domestic rates applicable to profit or loss in the countries where the Group operates	(268)	(233)	(183)
Reconciling items:
Non-deductible expenses	42	51	40
Government grant not subject to tax	(5)	(3)	(2)
Valuation allowance for tax losses	226	173	136
Others	5	44	34
Tax charge	-	32	25

Significant components of the Company’s deferred tax balances as of June 30, 2025 and December 31, 2024 are as follows:

	December 31, 2024	June 30, 2025	June 30, 2025
	S$’000	S$’000	US$’000
Deferred tax assets
Tax losses carry forwards	3,109	3,282	2,580
Less: Valuation allowance	(3,109)	(3,282)	(2,580)
Total deferred tax assets	-	-	-

Deferred tax liabilities
Total deferred tax liabilities	32	-	-

Deferred tax liability is related to the fair value of intangible assets arising from the acquisition of Meili Technologies Pte. Ltd.

The tax losses carry forwards is available for offsetting against future taxable profits for which no deferred tax asset is recognized due to uncertainty of its recoverability. The realization of the future income tax benefits from the tax losses carry forwards is available for an unlimited future period subject to the compliance with certain provisions of the tax legislations of the countries in which the group companies operate.

As of June 30, 2025, the open tax year for our entities in Singapore and Malaysia is the tax year 2025.

RYDE GROUP LTD

NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS